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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2005

SEROLOGICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26126 (Commission File Number)	58-2142225 (IRS Employee Identification No.)
5655 Spalding Drive, Norcross, GA (Address of Principal Executive Offices)	30092 (Zip Code)

(678) 728-2000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

        The Registrant is soliciting votes for approval of the Serologicals Corporation 2005 Incentive Plan pursuant to a definitive proxy statement mailed to stockholders on April 8, 2005. At the request of Institutional Shareholder Services, the Registrant hereby confirms that, in designing the 2005 Incentive Plan, the Compensation and Human Resources Committee of the Registrant's Board of Directors resolved to limit to seven years the term of all stock options, performance share units, stock appreciation rights and other stock-based awards granted pursuant to the 2005 Incentive Plan. This limitation is disclosed in the Report of the Registrant's Compensation and Human Resources Committee on page 44 of the definitive proxy statement with respect to stock options to be issued to the Registrant's executive officers.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEROLOGICALS CORPORATION
By:	/s/ PHILIP A. THEODORE Name: Philip A. Theodore Title: Vice President, General Counsel and Secretary

Date: May 2, 2005

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SIGNATURES